                                                                EXHIBIT 10.21


                               FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

              This First Amendment to Amended and Restated Credit Agreement, dated as of March 24, 1997 (the "Agreement") is among Stuart Entertainment, Inc., a Delaware corporation (the "U.S. Company"), Bingo Press & Specialty Limited, an Ontario corporation (the "Canadian Company"), Bank of America National Trust and Savings Association, as U.S. Agent, Bank of America Canada, as Canadian Agent, Bank of America Illinois, as a Lender, Bank of America Canada, as a Lender, The Chase Manhattan Bank, as Co-Agent and a Lender and The Chase Manhattan Bank of Canada, as Co-Agent and a Lender.

                                   WITNESSETH

              WHEREAS, the U.S. Company, the Canadian Company, the U.S. Agent, the U.S. Lenders, the Canadian Agent, the Canadian Lenders and the Co-Agents are parties to that certain Amended and Restated Credit Agreement dated as of November 13, 1996 (the "Credit Agreement") and to certain other documents executed in connection with the Credit Agreement;

              WHEREAS, the parties have agreed to amend the Credit Agreement as provided herein.

              NOW, THEREFORE, the parties hereto agree as follows:

              1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

              2.     AMENDMENTS TO THE CREDIT AGREEMENT.

              (a) The definition of "EBITDA" in Section 1.01 of the Credit Agreement is amended and restated as follows:

                     "EBITDA" means, for any period, the sum of Company EBITDA
              and Seller EBITDA, plus to the extent such charges are included in the determination of EBITDA (i) the non-cash cost, on a pre-tax basis, of writing up to the inventory acquired from Seller up to Two Million Six Hundred Thousand U.S. Dollars (U.S.$2,600,000) in the first six months after the Closing Date, (ii) severance costs booked between the Closing Date and December 31, 1996 up to Five Hundred Thousand U.S. Dollars (U.S.$500,000) and (iii) additional restructuring charges booked between the Closing Date and December 31, 1996 up to Two Million Seven Hundred Eighty Thousand [DOLLARS] $2,780,000).

              (b) The last sentence of Section 2.01(b) of the Credit Agreement is hereby amended and restated as follows:

              The Revolving Loans to the Canadian Company will be made in Canadian Dollars, the Letters of Credit for the account of the Canadian Company will be issued in Canadian Dollars or U.S. Dollars, and the Revolving Loans to the U.S. Company will be made, and the Letters of Credit for the account of the U.S. Company will be issued, in U.S. Dollars.

              (c) Section 6.01(g) of the Credit Agreement is amended and restated as follows:

                     (g) As soon as available, but not later than 60 days after the end of each fiscal year of the U.S. Company, a copy of the projections and annual business plan of the U.S. Company and its Subsidiaries on a consolidated basis for the forthcoming fiscal year, on a month by month basis; provided, that a copy of the projections and annual business plan for the fiscal year ending December 31, 1997 shall be delivered on or before March 31, 1997.

              3. Agreement. Notwithstanding anything contained in the Credit Agreement to the contrary, no Lender shall be obligated to make any Loan or participate in any Letter of Credit (other than Letters of Credit in the aggregate amount of Seven Hundred Fifty Thousand U.S. Dollars (U.S.$750,000) issued subject to the terms and conditions of the Credit Agreement and in the Ordinary Course of Business) unless and until (a) all conditions precedent to such Loan or Letter of Credit set forth in the Credit Agreement have been satisfied in full, (b) the Borrowing Base shall have been redetermined by Lenders based on (i) the results of the collateral audit described in Section
6.15 of the Credit Agreement and (ii) the actual and projected financial performance of the Companies and their Subsidiaries, and (c) Agents shall have received a Compliance Certificate of a Responsible Officer of the U.S. Company for the fiscal quarter ending March 31, 1997.

              4.     Miscellaneous.

              (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

              (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

              (c) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

              (d) Successors and Assigns. This Agreement shall be binding upon the Companies, Agents and Lenders and their respective successors and assigns, and shall inure to the sole benefit of the Companies, Agents and Lenders and the successors and assigns of the Companies, Agents and Lenders.

              (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

              (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do to serve to effect a novation as to the Credit Agreement. the parties hereby expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement and secured by the Collateral. The Credit Agreement is amended hereby and each of the Loan Documents remain in full force and effect.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


 STUART ENTERTAINMENT, INC.                       BINGO PRESS & SPECIALTY LIMITED


 By                                               By
    -------------------------------------------      -------------------------------------------------
 Its                                              Its
     ------------------------------------------       ------------------------------------------------


 BANK OF AMERICA NATIONAL TRUST                   BANK OF AMERICA CANADA, as
 AND SAVINGS ASSOCIATION, as U.S. Agent           Canadian Agent


 By
    -------------------------------------------
 Its                                              By
     ------------------------------------------      -------------------------------------------------
                                                  Its
                                                      ------------------------------------------------

 BANK OF AMERICA ILLINOIS, as a U.S. Lender       BANK OF AMERICA CANADA, as a Canadian Lender


 By                                               By
    -------------------------------------------      -------------------------------------------------
 Its                                              Its
     ------------------------------------------       ------------------------------------------------


 THE CHASE MANHATTAN BANK, as a Co-Agent and      THE CHASE MANHATTAN BANK OF CANADA, as a Co-Agent
 U.S. Lender                                      and Canadian Lender



 By                                               By
    -------------------------------------------      -------------------------------------------------
 Its                                              Its
     ------------------------------------------       ------------------------------------------------





                                       4